EXHIBIT 99.3

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Class A Development and Redevelopment Properties: Summary of Pipeline

The following presents changes to our summary of pipeline for Class A development and redevelopment properties from September 30, 2020 to December 1, 2020.

	Square Footage
Property/Market/Submarket	Under Construction	Near Term	Intermediate Term	Future	Total
As of September 30, 2020	2,842,204	4,209,933	4,071,592	8,348,480	19,472,209
Acquisitions:
380 and 420 E Street/Greater Boston/Seaport Innovation District	—	—	—	1,000,000	1,000,000
6450 Sequence Drive and Excess Land/San Diego/Sorrento Mesa	—	—	—	911,915	911,915
Seattle	213,976	—	—	—	213,976
700 Quince Orchard Road/Maryland/Gaithersburg	169,420	—	—	—	169,420
Other value-creation projects	—	—	76,951	—	76,951

Additions to pipeline and/or acceleration of project timing:
The Arsenal on the Charles/Greater Boston/Cambridge/Inner Suburbs	—	200,000	—	(200,000)	—
Reservoir Woods/Greater Boston/Route 128	—	202,428	(202,428)	—	—
5505 Morehouse Drive/San Diego/Sorrento Mesa(1)	—	71,021	—	—	71,021
1150 Eastlake Avenue East/Seattle/Lake Union	—	260,000	(260,000)	—	—
Mercer Mega Block/Seattle/Lake Union	—	800,000	—	(800,000)	—
9800 Medical Center Drive, Building E/Maryland/Rockville	—	90,000	—	(64,000)	26,000

Dispositions:
505 Brannan Street/San Francisco/SoMa	—	—	(165,000)	—	(165,000)
Other	—	—	—	(163,000)	(163,000)
					—
As of December 1, 2020	3,225,600	5,833,382	3,521,115	9,033,395	21,613,492

(1)    Represents square footage of a building acquired in 1Q20 that is currently in operation.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Class A Development and Redevelopment Properties: Summary of Pipeline

The following presents details of current development and redevelopment projects of our Class A properties.

		Square Footage					Percentage
Property/Market/Submarket	Dev/Redev	In Service		CIP	Total		Leased		Leased/Negotiating		Initial Occupancy(1)
Under construction as of December 1, 2020
The Arsenal on the Charles/Greater Boston/Cambridge/Inner Suburbs	Redev	554,844	(2)	281,444	836,288		82%		93%		2021
201 Haskins Way/San Francisco/South San Francisco	Dev	—		315,000	315,000		46		95		2Q21
Alexandria District for Science and Technology/San Francisco/Greater Stanford	Dev	—		526,178	526,178		59		90		1Q21
3160 Porter Drive/San Francisco/Greater Stanford	Redev	—		92,147	92,147		20		20		1H21
Alexandria Center® – Long Island City/New York City/New York City	Redev	36,661		140,098	176,759		21		28		1Q21
9877 Waples Street/San Diego/Sorrento Mesa	Redev	—		63,774	63,774		100		100		1Q21
1165 Eastlake Avenue East/Seattle/Lake Union	Dev	—		100,086	100,086		100		100		2Q21
Seattle	Redev	246,647		213,976	460,623		51		51		2022
9804 Medical Center Drive/Maryland/Rockville	Dev	—		176,832	176,832		100		100		1Q21
9950 Medical Center Drive/Maryland/Rockville	Dev	—		84,264	84,264		100		100		2021
700 Quince Orchard Road/Maryland/Gaithersburg	Redev	—		169,420	169,420		100		100		2021
Alexandria Center® for Life Science – Durham/Research Triangle/ Research Triangle(3)	Redev	—		652,381	652,381		50		75		1H21/2022
Alexandria Center® for AgTech/Research Triangle/Research Triangle(4)	Redev/Dev	180,400		160,000	340,400		55		55		2021
Alexandria Center® for Advanced Technologies/Research Triangle/ Research Triangle	Dev	—		250,000	250,000	(5)	40	(5)	44	(5)	2H21/2022
		1,018,552		3,225,600	4,244,152		62		76

Pre-leased near-term projects
3115 Merryfield Row/San Diego/Torrey Pines	Dev	—		146,456	146,456		80		87
Alexandria Point/San Diego/University Town Center(6)	Dev	—		171,102	171,102	(6)	100		100
SD Tech by Alexandria/San Diego/Sorrento Mesa(7)	Dev	—		176,428	176,428	(7)	59		59
		—		493,986	493,986		79		82
Total		1,018,552		3,719,586	4,738,138		64%		77%

(1)Initial occupancy dates are subject to leasing and/or market conditions. Construction disruptions resulting from COVID-19 and observance of social distancing measures may further impact construction and occupancy forecasts and will continue to be monitored closely. Multi-tenant projects may have occupancy by tenants over a period of time. Stabilized occupancy may vary depending on single tenancy versus multi-tenancy.
(2)We expect to redevelop 79,101 RSF of office spaces (acquired leases included in operating RSF) into office/laboratory space upon expiration of the existing leases in the next few quarters.
(3)The recently acquired Alexandria Center® for Life Science – Durham redevelopment project includes three properties at 40 Moore Drive, 2400 Ellis Road, and 14 TW Alexander Drive. 2400 Ellis Road is 100% leased, with initial occupancy anticipated in 1H21 and stabilized occupancy expected for the remaining buildings in 2022.
(4)The new strategic collaborative agtech campus consists of Phase I at 5 Laboratory Drive, including campus amenities, and Phase II at 9 Laboratory Drive.
(5)Represents 150,000 RSF with 7% negotiating at 8 Davis Drive and 100,000 RSF with 100% leased at 10 Davis Drive. Vertical construction at 10 Davis Drive is expected to commence in 2Q21.
(6)Represents our 4150 Campus Point Court property and is expected to commence vertical construction in 2Q21.
(7)Represents our 10055 Barnes Canyon Road property and is expected to commence vertical construction in 2Q21.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Class A Development and Redevelopment Properties: Summary of Pipeline

The following presents Class A development and redevelopment properties.

Property/Submarket	Our Ownership Interest	Book Value (in thousands)	Square Footage
			Development and Redevelopment
			Under Construction	Near Term		Intermediate Term		Future		Total

Greater Boston
The Arsenal on the Charles/Cambridge/Inner Suburbs	100%	$174,275	281,444	200,000	(1)	—		—		481,444
325 Binney Street/Cambridge	100%	122,218	—	450,000	(1)	—		—		450,000
15 Necco Street/Seaport Innovation District	98.0%	180,915	—	350,000	(1)	—		—		350,000
57 Coolidge Avenue/Cambridge/Inner Suburbs	75.0%	45,469	—	275,000	(1)	—		—		275,000
Reservoir Woods/Route 128	100%	41,341	—	202,428	(1)(2)	—		752,845	(2)	955,273
10 Necco Street/Seaport Innovation District	100%	90,156	—	—		175,000		—		175,000
215 Presidential Way/Route 128	100%	6,724	—	—		112,000		—		112,000
Alexandria Technology Square®/Cambridge	100%	7,881	—	—		—		100,000		100,000
380 and 420 E Street/Seaport Innovation District	100%	(3)	—	—		—		1,000,000		1,000,000
99 A Street/Seaport Innovation District	95.8%	44,040	—	—		—		235,000		235,000
One Upland Road and 100 Tech Drive/Route 128	100%	8,039	—	—		—		750,000		750,000
231 Second Avenue/Route 128	100%	1,093	—	—		—		32,000		32,000
Other value-creation projects	100%	9,763	—	—		—		16,955		16,955
		731,914	281,444	1,477,428		287,000		2,886,800		4,932,672
San Francisco
201 Haskins Way/South San Francisco	100%	236,338	315,000	—		—		—		315,000
Alexandria District for Science and Technology/Greater Stanford	100%	667,179	526,178	—		700,000	(2)	587,000	(2)	1,813,178
3160 Porter Drive/Greater Stanford	100%	49,239	92,147	—		—		—		92,147
88 Bluxome Street/SoMa	100%	269,775	—	1,070,925		—		—		1,070,925
Alexandria Technology Center® – Gateway/South San Francisco	45.0%	44,537	—	517,010	(1)(2)	—		291,000		808,010
3825 and 3875 Fabian Way/Greater Stanford	100%	—	—	—		250,000	(2)	228,000	(2)	478,000
East Grand Avenue/South San Francisco	100%	6,112	—	—		—		90,000		90,000
Other value-creation projects	100%	54,603	—	—		267,951	(2)	25,000		292,951
		$1,327,783	933,325	1,587,935		1,217,951		1,221,000		4,960,211

(1)We expect to commence vertical construction or redevelopment of all or a portion of this project during 2021.
(2)Represents total square footage upon completion of development or redevelopment of a new Class A property. Square footage presented includes RSF of buildings currently in operation at properties that also have inherent future development or redevelopment opportunities, with the intent to demolish or redevelop the existing property upon expiration of the existing in-place leases and commencement of future construction.
(3)We acquired this project during 4Q20.

Property/Submarket	Our Ownership Interest		Book Value (in thousands)	Square Footage
				Development and Redevelopment
				Under Construction	Near Term		Intermediate Term		Future		Total

New York City
Alexandria Center® – Long Island City/New York City	100%		$124,088	140,098	—		—		—		140,098
47-50 30th Street/New York City	100%		28,746	—	135,938		—		—		135,938
Alexandria Center® for Life Science – New York City/New York City	100%		52,503	—	—		550,000	(1)	—		550,000
219 East 42nd Street/New York City	100%		—	—	—		—		579,947	(2)	579,947
			205,337	140,098	135,938		550,000		579,947		1,405,983
San Diego
9877 Waples Street/Sorrento Mesa	100%		21,985	63,774	—		—		—		63,774
3115 Merryfield Row/Torrey Pines	100%		56,428	—	146,456	(3)	—		—		146,456
Alexandria Point/University Town Center	55.0%	(4)	101,350	—	351,102	(3)	249,164	(5)	320,281	(5)	920,547
SD Tech by Alexandria/Sorrento Mesa	50.0%	(6)	88,128	—	366,502	(3)	160,000		333,845		860,347
5505 Morehouse Drive/Sorrento Mesa(7)	100%		—	—	71,021	(3)(5)	—		—		71,021
Townsgate by Alexandria/Del Mar Heights	100%		22,057	—	185,000		—		—		185,000
10931 and 10933 Torrey Pines Road/Torrey Pines	100%		—	—	—		242,000	(5)	—		242,000
University District/University Town Center	100%		52,820	—	—		600,000	(5)(8)	—		600,000
11255 and 11355 North Torrey Pines Road/Torrey Pines	100%		105,236	—	—		—		240,000	(5)	240,000
5200 Illumina Way/University Town Center	51.0%		12,302	—	—		—		451,832		451,832
6450 Sequence Drive and Excess Land/Sorrento Mesa	100%		(9)	—	—		—		911,915	(5)	911,915
4045 and 4075 Sorrento Valley Boulevard/Sorrento Valley	100%		7,669	—	—		—		149,000	(5)	149,000
Other value-creation projects	100%		—	—	—		—		50,000		50,000
			467,975	63,774	1,120,081		1,251,164		2,456,873		4,891,892
Seattle
1165 Eastlake Avenue East/Lake Union	100%		91,267	100,086	—		—		—		100,086
1150 Eastlake Avenue East/Lake Union	100%		44,932	—	260,000	(3)	—		—		260,000
701 Dexter Avenue North/Lake Union	100%		49,737	—	217,000		—		—		217,000
601 Dexter Avenue North/Lake Union	100%		34,931	—	—		—		188,400	(5)	188,400
1010 4th Avenue South/SoDo	100%		48,812	—	—		—		544,825		544,825
830 4th Avenue South/SoDo	100%		—	—	—		—		52,488	(5)	52,488
Other value-creation projects	100%		5,673	213,976	—		—		35,000		248,976
			$275,352	314,062	477,000		—		820,713		1,611,775

(1)We are currently negotiating a long-term ground lease with the City of New York for the future site of a new building approximating 550,000 RSF.
(2)Includes 349,947 RSF in operation with an opportunity to either convert the existing office space into office/laboratory space through future redevelopment or to expand the building by an additional 230,000 RSF through ground-up development. The building is currently occupied by Pfizer Inc. with a remaining lease term of approximately five years.
(3)We expect to commence vertical construction or redevelopment of all or a portion of this project during 2021.
(4)Excludes 9880 Campus Point Drive in our University Town Center submarket.
(5)Represents total square footage upon completion of development or redevelopment of a new Class A property. Square footage presented includes RSF of buildings currently in operation at properties that also have inherent future development or redevelopment opportunities, with the intent to demolish or redevelop the existing property upon expiration of the existing in-place leases and commencement of future construction.
(6)Excludes 5505 Morehouse Drive and 10121 and 10151 Barnes Canyon Road in our Sorrento Mesa submarket.
(7)Represents square footage of a building acquired in 1Q20 that is currently in operation.
(8)Includes our recently acquired project at 4555 Executive Drive and 9363, 9373, and 9393 Towne Centre Drive in our University Town Center submarket, which are currently under evaluation for development, subject to future market conditions.
(9)We acquired this project during 4Q20.

Property/Submarket	Our Ownership Interest	Book Value (in thousands)	Square Footage
			Development and Redevelopment
			Under Construction	Near Term		Intermediate Term	Future	Total

Maryland
9804 and 9800 Medical Center Drive/Rockville	100%	$72,306	176,832	90,000	(1)	—	—	266,832
9950 Medical Center Drive/Rockville	100%	40,105	84,264	—		—	—	84,264
700 Quince Orchard Road/Gaithersburg	100%	(2)	169,420	—		—	—	169,420
14200 Shady Grove Road/Rockville	100%	27,969	—	145,000		145,000	145,000	435,000
		140,380	430,516	235,000		145,000	145,000	955,516
Research Triangle
Alexandria Center® for Life Science – Durham/Research Triangle	100%	117,197	652,381	—		—	—	652,381
Alexandria Center® for AgTech, Phase II/Research Triangle	100%	45,880	160,000	—		—	—	160,000
Alexandria Center® for Advanced Technologies/Research Triangle	100%	38,517	250,000	—		70,000	700,000	1,020,000
Other value-creation projects	100%	4,195	—	—		—	76,262	76,262
		205,789	1,062,381	—		70,000	776,262	1,908,643
Other value-creation projects	100%	3,842	—	—		—	146,800	146,800
Total		3,358,372	3,225,600	5,033,382		3,521,115	9,033,395	20,813,492	(3)

Key pending acquisition
Mercer Mega Block/Lake Union	100%	TBD	—	800,000		—	—	800,000
		$3,358,372	3,225,600	5,833,382		3,521,115	9,033,395	21,613,492

(1)We expect to commence vertical construction or redevelopment of all or a portion of this project during 2021.
(2)Recently acquired project during 4Q20.
(3)Total square footage includes 3,055,594 RSF of buildings currently in operation that will be redeveloped or replaced with new development RSF upon commencement of future construction.